                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 8, 2002



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                           1-4987               21-0682685
(STATE OR OTHER JURISDICTION OF      (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NUMBER)

                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

         On August 8, 2002, SL Industries, Inc. (the "Company") announced that it has retained Imperial Capital, LLC to act as its financial advisor. Imperial Capital, LLC will spearhead the Company's initiative to explore a sale of some or all of its businesses and will also assist management in its ongoing efforts to secure new long term debt to refinance the Company's current revolving credit facility which matures on December 31, 2002.

         For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following is filed as an Exhibit to this Report:

Exhibit Number     Description
______________     ___________

99.1               Press Release dated August 8, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SL INDUSTRIES, INC.


Dated: August 15, 2002                     By: /s/ David R. Nuzzo
                                               _________________________________

                                               David R. Nuzzo
                                               Vice President Finance and
                                               Administration
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                                  EXHIBIT INDEX

Exhibit Number     Description
______________     ___________

99.1               Press Release dated August 8, 2002.
